                                   ARTICLE XI

                            THE ADMINISTRATIVE AGENT

         SECTION 11.1. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

         SECTION 11.2. Administrative Agent and Affiliates. KeyBank National Association shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Administrative Agent, and KeyBank National Association and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any subsidiary or affiliate of the Borrower as if it were not the Administrative Agent hereunder, and the term "Bank" and "Banks" shall include KeyBank National Association in its individual capacity.

         SECTION 11.3. Action by Administrative Agent. The obligations of the Administrative Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action with respect to any Event of Default, except as expressly provided in Article X.

         SECTION 11.4. Consultation with Experts. Each of the Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         SECTION 11.5. Liability of Administrative Agent. Neither the Administrative Agent nor any of their respective Affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or, where required by the terms of this Agreement, all of the Banks, or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor any of its respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any Borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in
Article III, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the other Loan Documents or any other instrument or writing furnished in connection herewith. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a Bank wire, telex or similar writing) believed by it in good faith to be genuine or to be signed by the proper party or parties.

         SECTION 11.6. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify the Administrative Agent, their respective affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement, the other Loan Documents or any action taken or omitted by such indemnitees hereunder.

         SECTION 11.7. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.


         SECTION 11.8. Successor Administrative Agent. The Administrative Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation or the removal of the Administrative Agent in accordance with Section 11.11, the Required Banks shall have the right to appoint a successor Administrative Agent with the consent of the Borrower provided that no Event of Default shall have occurred and be continuing. If no successor Administrative Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be a commercial Bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least Fifty Million Dollars ($50,000,000). Concurrent with the effectiveness of such appointment, the Borrower shall pay to the retiring or removed Administrative Agent any accrued and unpaid agency fee, or the Administrative Agent shall refund to the Borrower any prepaid agency fee, in each case prorated to the effective date of such appointment of a successor Administrative Agent. Upon the acceptance of its appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder first accruing or arising after the effective date of such retirement. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent.

         SECTION 11.9. Administrative Agent's Fee. The Borrower shall pay to the Administrative Agent, for their respective accounts, fees in the amounts and at the times set forth in the Fee Letter.

         SECTION 11.10. Copies of Notices. The Administrative Agent shall deliver to each Bank a copy of any notice sent to the Borrower by the Administrative Agent in connection with the performance of its duties as Administrative Agent hereunder.

         SECTION 11.11. Removal of the Administrative Agent. The Required Banks (other than the Administrative Agent) may remove the Administrative Agent upon a unanimous vote at any time for good cause and shall give at least thirty (30) days' prior written notice of such removal to the Administrative Agent, the Borrower and all other Banks.

         SECTION 11.12. Consent and Approvals. (a) Each consent, approval, amendment, modification or waiver specifically enumerated in this Section 11.12(a) shall require the consent of the Required Banks:

                  (i) Approval of any material amendment of organizational and other documents (Section 8.1(f);

                  (ii) Acceleration following an Event of Default (Section 10.2(a));

                  (iii) Approval of the exercise of rights and remedies under the Loan Documents following an Event of Default (Section 10.2(a));

                  (iv)Appointment of a successor Administrative Agent (Section 11.8);


                  (v) Approval of a change in the method of calculation of any financial covenants, standards or terms as a result a change in accounting principles (Section 13.9); and

                  (vi) Except as referred to in subsection (b) below, approval of any amendment, modification or termination of this Agreement, or waiver of any provision herein (Section 13.5).

         (b) Each consent, approval, amendment, modification or waiver specifically enumerated in Section 13.5 as requiring the consent of all Banks shall require the consent of all Banks.

         (c) In addition to the required consents or approvals referred to in subsection (a) above, the Administrative Agent may at any time request instructions from the Required Banks with respect to any actions or approvals which, by the terms of this Agreement or of any of the Loan Documents, the Administrative Agent is permitted or required to take or to grant without instructions from any Banks, and if such instructions are promptly requested, the Administrative Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from taking any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from the Required Banks. Without limiting the foregoing, no Bank shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Required Banks or, where applicable, all Banks. The Administrative Agent shall promptly notify each Bank at any time that the Required Banks have instructed the Administrative Agent to act or refrain from acting pursuant hereto. If the Required Banks fail to provide such instructions to the Administrative Agent within ten (10) Domestic Business Days of any request for instructions delivered by the Administrative Agent to the

Required Banks, the Administrative Agent shall be entitled to act or refrain from acting in accordance with the provisions of this Agreement or any Loan Document, in such manner as it may determine, in its discretion, and the Administrative Agent shall not be under any liability whatsoever to any Person for acting or refraining from acting in accordance with the provisions of this Agreement or any Loan Document, in the absence of instructions from the Required Banks.


         (d) Each Bank agrees that any action taken by the Administrative Agent at the direction or with the consent of the Required Banks in accordance with the provisions of this Agreement or any Loan Document, and the exercise by the Administrative Agent at the direction or with the consent of the Required Banks of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Banks, except for actions specifically requiring the approval of all Banks. All communications from the Administrative Agent to the Banks requesting the Banks' determination, consent, approval or disapproval (i) shall be given in the form of a written notice to each Bank, (ii) shall be accompanied by a description of the matter or thing as to which such determination, approval, consent or disapproval is requested, or shall advise each Bank where such matter or thing may be inspected, or shall otherwise describe the matter or issue to be resolved, (iii) shall include, if reasonably requested by a Bank and to the extent not previously provided to such Bank, written materials and a summary of all oral information provided to the Administrative Agent by the Borrower in respect of the matter or issue to be resolved and (iv) shall include the Administrative Agent's recommended course of action or determination in respect thereof. Each Bank shall reply promptly, but in any event within ten (10) Domestic Business Days (the "Bank Reply Period"). Unless a Bank shall give written notice to the Administrative Agent that it objects to the recommendation or determination of the Administrative Agent (together with a written explanation of the reasons behind such objection) within the Bank Reply Period, such Bank shall be deemed to have approved of or consented to such recommendation or determination. With respect to decisions requiring the approval of the Required Banks or all Banks, the Administrative Agent shall submit its recommendation or determination for approval of or consent to such recommendation or determination to all Banks and upon receiving the required approval or consent shall follow the course of action or determination recommended to Banks by the Administrative Agent or such other course of action recommended by the Required Banks, and each non-responding Bank shall be deemed to have concurred with such recommended course of action.

                                   ARTICLE XII

                             CHANGE IN CIRCUMSTANCES

         SECTION 12.1. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any LIBOR Borrowing:

         (a) the Administrative Agent is advised by the Reference Bank that deposits in dollars (in the applicable amounts) are not being offered to the Reference Bank in the relevant market for such Interest Period, or

         (b) Banks having fifty percent (50%) or more of the aggregate amount of the Commitments advise the Administrative Agent that the LIBOR Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding their LIBOR Loans for such Interest Period because of (i) any change since the date of this Agreement in any applicable law, governmental rule, regulation, guideline, order or request (whether or not having the force of law), or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request (such as, for example, but not limited to, a change in official reserve requirements, but in all events, excluding reserves required under Regulation D to the extent included in the computation of the LIBOR Rate) and/or (ii) other circumstances affecting such Banks, the interbank Eurodollar market or the position of such Banks in such market, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make LIBOR Loans shall be suspended. Unless the Borrower notifies the Administrative Agent at least two (2) Domestic Business Days before the date of any LIBOR Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

         SECTION 12.2. Illegality. If, after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any existing applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central Bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its LIBOR Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central Bank or comparable agency shall make it unlawful or impossible for any Bank (or its LIBOR Lending Office) to make, maintain or fund its LIBOR Loans, and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make LIBOR Loans shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different LIBOR Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding LIBOR Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each such LIBOR Loan, together with accrued interest thereon. Concurrently with prepaying each such LIBOR Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related LIBOR Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

         SECTION 12.3. Increased Cost and Reduced Return. (a) If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central Bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central Bank or comparable agency shall impose, modify or deem applicable any reserve (including any such requirement imposed by the Board of Governors of the Federal Reserve System (but excluding with respect to any LIBOR Loan any such requirement reflected in an applicable LIBOR Reserve Percentage)), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the London interbank market any other condition affecting its LIBOR Loans, its Note, or its obligation to make LIBOR Loans, and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any LIBOR Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within fifteen (15) days after demand by such Bank (with a copy to the Administrative Agent), which demand shall be accompanied by a certificate showing, in reasonable detail, the calculation of such amount or amounts, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

         (b) If any Bank shall have reasonably determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central Bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central Bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount reasonably deemed by such Bank to be material, then from time to time, within fifteen (15) days after demand by such Bank (with a copy to the Administrative Agent), which demand shall be accompanied by a certificate showing, in reasonable detail, the calculation of much amount or amounts, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

         (c) Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.


         SECTION 12.4. Taxes. (a) Any and all payments by the Borrower to or for the account of any Bank or the Administrative Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto imposed on it as a result of the Commitments, this Agreement or any of the other Loan Documents or the Loans, excluding, in the case of each Bank and the Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or the Administrative Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise or similar taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof (and, if different from the jurisdiction of such Bank's Applicable Lending Office, the jurisdiction of the domicile of its Loans either established by the Bank pursuant to Section 13.14 or determined by the applicable taxing authorities) (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Bank Taxes"). If the Borrower shall be required by law to deduct any Bank Taxes from or in respect of any sum payable hereunder or under any Note to any Bank or the Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 12.4) such Bank, or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 12.1, the original or a certified copy of a receipt evidencing payment thereof.

         (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, or charges or similar levies which arise from any payment made hereunder or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note (hereinafter referred to as "Other Taxes").

         (c) The Borrower agrees to indemnify each Bank and the Administrative Agent for the full amount of Bank Taxes or Other Taxes (including any Bank Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 12.4) paid by such Bank or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Any payment required under this indemnification shall be made within fifteen (15) days from the date such Bank or the Administrative Agent (as the case may be) makes demand therefor.

         (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Bank at the time such Bank first became a party to this Agreement or at any time thereafter (other than solely by reason of a change in United States law or a change in the terms of any treaty to which the United States is a party after the date hereof) indicates a United States interest withholding tax rate in excess of zero (or would have indicated such a withholding tax rate if such form had been submitted and completed accurately and completely and either was not submitted or was not completed-accurately and completely), or if a Bank otherwise is subject to United States interest withholding tax at a rate in excess of zero at any time for any reason (other than solely by reason of a change in United States law or regulation or a change in any treaty to which the United States is a party after the date hereof), withholding tax at such rate shall be considered excluded from "Bank Taxes" as defined in Section 9.4(a). In addition, any amount that otherwise would be considered "Bank Taxes" or "Other Taxes" for purposes of this Section 12.4 shall be excluded therefrom if the Bank either has transferred the domicile of its Loans pursuant to Section 13.12 or changed the Applicable Lending Office with respect to such Loans and such amount would not have been incurred had such transfer or change not been made.

         (e) For any period with respect to which a Bank has failed to provide the Borrower with the appropriate form pursuant to Section 12.4(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 12.4(a) with respect to Bank Taxes imposed by the United States; provided, that should a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Bank Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Bank Taxes.

         (f) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 12.4, then such Bank will change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Bank, is not otherwise disadvantageous to such Bank.

         SECTION 12.5. Base Rate Loans Substituted for Affected LIBOR Loans. If
(i) the obligation of any Bank to make LIBOR Loans has been suspended pursuant to Sections 12.1 or 12.2 or (ii) any Bank has demanded compensation under Sections 12.3 or 12.4 with respect to its LIBOR Loans and the Borrower shall, by at least five (5) LIBOR Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

         (a) all Loans which would otherwise be made by such Bank as LIBOR Loans shall be made instead as Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related LIBOR Loans of the other Banks), and

         (b) after each of its LIBOR Loans has been repaid, all payments of principal which would otherwise be applied to repay such LIBOR Loans shall be applied to repay its Base Rate Loans instead.

         SECTION 12.6. Fixed Rate Price Adjustment. The Borrower acknowledges that prepayment or acceleration of a LIBOR Loan during an Interest Period will result in the Banks incurring additional costs, expenses and/or liabilities and that it is extremely difficult and impractical to ascertain the extent of such costs, expenses and/or liabilities. (For all purposes of this Section 12.6, any Loan not being made as a LIBOR Loan in accordance with the Notice of Borrowing therefor, as a result of the Borrower's cancellation thereof or failure to satisfy the conditions precedent thereto, shall be treated as if such LIBOR Loan had been prepaid.) Therefore, on the date a LIBOR Loan is prepaid or the date all sums payable hereunder become due and payable, by acceleration or otherwise (a "Price Adjustment Date"), the Borrower will pay to the Administrative Agent for the account of each Bank, (in addition to all other sums then owing), an amount (the "Fixed Rate Price Adjustment") equal to the then present value of
(A) the amount of interest that would have accrued on the LIBOR Loan for the remainder of the Interest Period at the rate applicable to such LIBOR Loan, less
(B) the amount of interest that would accrue on the same LIBOR Loan for the same period if the LIBOR Rate were set on the Price Adjustment Date. The present value shall be calculated by using as a discount rate the LIBOR Rate quoted on the Price Adjustment Date. Upon the written notice to the Borrower from the Administrative Agent, the Borrower shall immediately pay to the Administrative Agent for the account of the Banks, the Fixed Rate Price Adjustment as calculated by the Administrative Agent. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of error, be conclusive and binding on the Borrower.

         SECTION 12.7. Other Provisions. The Borrower understands, agrees and acknowledges the following: (A) no Bank has any obligation to purchase, sell and/or match funds in connection with the use of the LIBOR Rate as a basis for calculating the rate of interest on a LIBOR Loan or a Fixed Rate Price Adjustment; (B) the LIBOR Rate is used merely as a reference in determining such rate and/or Fixed Rate Price Adjustment; and (C) the Borrower has accepted the LIBOR Rate as a reasonable and fair basis for calculating such rate and a Fixed Rate Price Adjustment. The Borrower further agrees to pay the Fixed Rate Price Adjustment and Bank Taxes, if any, whether or not a Bank elects to purchase, sell and/or match funds.

                                  ARTICLE XIII

                                  MISCELLANEOUS


         SECTION 13.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including Bank wire, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Administrative Agent, at its address or telecopy number set forth on the signature pages hereof, together with copies thereof, in the case of the Borrower, to Uni-Invest (U.S.A.) Ltd., 44 South Bayles Avenue, Port Washington, New York 11050, Attention: Stuart Widowski, Esq., and in the case of the Administrative Agent, to Thompson Hine & Flory LLP, 127 Public Square, 3900 Key Tower, Cleveland, Ohio 44114, Attention: Linda A. Striefsky, Esq., Telephone: (216) 566-5733, Fax: (216) 566-5800, (y) in the case of any
Bank, at its address or fax number set forth on the signature pages hereof or in its Administrative Questionnaire or (z) in the case of any party, such other address or telecopy number as such party may hereafter specify for the purpose by notice to the Administrative Agent, the Banks and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section, and transmission is confirmed by the sender's telecopy equipment,
(ii) if given by mail, the notice, request or other communication shall be sent via certified mail, return receipt requested and shall be effective three (3) days after delivery or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article II or Article XII shall not be effective until received.

         SECTION 13.2. No Waivers. No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 13.3. Expenses; Indemnification. (a) The Borrower shall pay (i) all reasonable and customary out-of-pocket expenses of the Administrative Agent (including reasonable fees and disbursements of special counsel Thompson Hine & Flory LLP, local counsel for the Administrative Agent, and travel and site visits (provided that, prior to the occurrence of a Possible Default or Event of Default, the Borrower shall pay expenses for only one (1) site visit per Mortgaged Property), third party reports (including Appraisals), mortgage recording taxes, environmental and engineering expenses) in connection with the preparation and administration of this Agreement, the Loan Documents, the Security Documents and the documents and instruments referred to therein, the syndication of the Loans, any waiver or consent hereunder or any amendment or modification hereof or any Event of Default or Possible Default hereunder and
(ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Administrative Agent and each Bank, including reasonable fees and disbursements of counsel for the Administrative Agent, in connection with the enforcement of the Loan Documents and the instruments referred to therein and such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

         (b) The Borrower agrees to indemnify the Administrative Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including the reasonable fees and disbursements of counsel and settlements and settlement costs, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) that may at any time (including at any time following the payment of the Obligations) be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising out of, or in any way related to or by reason of, (i) any of the transactions contemplated by the Loan Documents or the execution, delivery or performance of any Loan Document (including the Borrower's actual or proposed use of proceeds of the Loans, whether or not in compliance with the provisions hereof), (ii) any violation by the Borrower or the Environmental Affiliates of any applicable Environmental Law, (iii) any Environmental Claim arising out of the management, use, control, ownership or operation of property or assets by the Borrower or any of the Environmental Affiliates, including all on-site and off-site activities involving Contaminants, (iv) the breach of any environmental representation or warranty set forth herein, (v) the grant to the Administrative Agent and the Banks of any Lien in any property or assets of the Borrower or any stock or other equity interest in the Borrower, and (vi) the exercise by the Administrative Agent and the Banks of their rights and remedies (including foreclosure) under any agreements created any such Lien (but excluding, as to any Indemnities, any such losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements incurred solely by reason of (i) the gross negligence or willful misconduct of such Indemnitee as finally determined by a court of competent jurisdiction or (ii) any investigative, administrative or judicial proceeding imposed or asserted against any Indemnitee by any Bank regulatory agency or by any equity holder of such Indemnitee). The Borrower's obligations under this Section shall survive the termination of this Agreement and the payment of the Obligations.

         (c) The Borrower shall pay, and hold the Administrative Agent and each of the Banks harmless from and against, any and all present and future U.S. stamp, recording, transfer and other similar foreclosure related taxes with respect to the foregoing matters and hold the Administrative Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes.

         SECTION 13.4. Sharing of Set-Offs. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final), other than deposits held for the benefit of third parties, and any other indebtedness at any time held or owing by such Bank (including by branches and agencies of such Bank wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations of the Borrower then due and payable to such Bank under this Agreement or under any of the other Loan Documents, including all interests in Obligations purchased by such Bank. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it, which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participation in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes.


         SECTION 13.5. Amendments and Waivers. Any provision of this Agreement, the Notes or the other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) change or reduce the principal of or rate of interest on any Loan or any fees specified herein,
(iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitment, (iv) change the definition of "Required Banks," "Availability" or "Real Property Asset Value," (v) release the Lien of any Mortgage or otherwise release any other collateral, (vi) removal of the Administrative Agent pursuant to Section 11.8, (vii) amend, restate or otherwise modify any Subsidiary Guaranty, the effect of which is to reduce, release, waive or terminate the any Subsidiary Guarantor's liability thereunder, (viii) consent to assignment by the Borrower of all of its duties and Obligations hereunder or (ix) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section 13.5 or any other provision of this Agreement.

         SECTION 13.6. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement or the other Loan Documents without the prior written consent of all Banks.

         (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Administrative Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participating agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clauses (i) through (ix) of Section 13.5 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article IX with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

         (c) Any Bank may at any time assign to one (1) or more banks or other institutions (each an "Assignee") a portion of its rights and obligations under this Agreement, the Notes and the other Loan Documents so long as the assigning Bank retains a Commitment of not less than Ten Million Dollars ($10,000,000), and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit J attached hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Administrative Agent and, provided no Event of Default shall have occurred and be continuing, the Borrower, which consent shall not be unreasonably withheld or delayed. Without limiting the foregoing, Borrower shall have the right, in its sole discretion, to approve any Banks to which the Administrative Agent assigns a portion of its rights and obligations hereunder if such assignment occurs contemparously with the original closing. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection
(c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note or Notes are issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Administrative Agent an administrative fee for processing such assignment in the amount of Two Thousand Five Hundred Dollars ($2,500). If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 12.4.

         (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

         (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Sections 12.3 or 12.4 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer in made with the Borrower's prior written consent or by reason of the provisions of Sections 12.2, 12.3 or 12.4 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

         SECTION 13.7. Marshaling; Recapture. Neither the Administrative Agent nor any Bank shall be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations. To the extent any Bank receives any payment by or on behalf of the Borrower, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the Borrower or its estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of the Borrower to such Bank as of the date such initial payment, reduction or satisfaction occurred.

         SECTION 13.8. Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Possible Event of Default if such action is taken or condition exists, and if a particular action or condition is expressly permitted under any covenant, unless expressly limited to such covenant, the fact that it would not be permitted under the general provisions of another covenant shall not constitute an Event of Default or Possible Event of Default if such action is taken or condition exists.

         SECTION 13.9. Change in Accounting Principles. Except as otherwise provided herein, if any changes in accounting principles from those used in the preparation of the most recent financial statements delivered to the Administrative Agent pursuant to the terms hereof are hereinafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) and are adopted by the Borrower with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, standards or terms found herein, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating the financial condition of the Borrower shall be the same after such changes as if such changes had not been made; provided, that no change in GAAP that would affect the method of calculation of any of the financial covenants, standards or terms shall be given effect in such calculations until such provisions are amended, in a manner satisfactory to the Administrative Agent and the Required Banks, to so reflect such change in accounting principles.

         SECTION 13.10. Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

         SECTION 13.11. Survival. All indemnities set forth herein shall survive the execution and delivery of this Agreement and the other Loan Documents and the making and repayment of the Loans hereunder.

         SECTION 13.12. Domicile of Loans. Subject to the provisions of Article XII, each Bank may transfer and carry its Loans at, to or for the account of any domestic or foreign branch office, subsidiary or affiliate of such Bank.

         SECTION 13.13. Limitation of Liability. No claim may be made by the Borrower or any other Person against the Administrative Agent, or any Bank or the affiliates, directors, officers, employees, attorneys or agent of any of them for any consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or by the other Loan Documents, or any act, omission or event occurring in connection therewith, and the Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         SECTION 13.14. Governing Law; Submission to Jurisdiction. (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF OHIO (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND ANY ACTION FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE OF OHIO OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF OHIO, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE HAND DELIVERY, OR MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH BELOW. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY BANK OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

         SECTION 13.15. Waiver of Jury Trial. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                            UNI-INVEST (U.S.A.) PARTNERSHIP, L.P.,
                            a Delaware limited partnership

                            BY: UNI-INVEST (U.S.A.), LTD., a Maryland
                            corporation, its general partner

                            By:___________________________________________
                                 Print
                                 Name:____________________________________
                                 Title:___________________________________


                            Address for Notices:
                            44 South Bayles Avenue
                            Port Washington, NY 11050
                            Attention: Leo S. Ullman
                            Telephone: (516) 767-6492
                            Telecopy: (516) 767-6497

TOTAL COMMITMENTS            KEYBANK NATIONAL ASSOCIATION,
$10,000,000.00               a national banking association

                             By:___________________________________
                                  Print
                                  Name:____________________________
                                  Title:___________________________

                             Address for Notices:
                             Domestic and LIBOR Lending Office:
                             127 Public Square
                             Cleveland, Ohio  44114
                             Attention: Peter Kurz
                             Telephone:  (216) 689-0340
                             Telecopy:  (216) 689-3566



                             KEYBANK NATIONAL ASSOCIATION,
                             as Administrative Agent

                             By:__________________________________
                                Print
                                Name:_____________________________
                                Title:____________________________

                            Address for Notices: 127 Public Square
                            Cleveland, Ohio 44114
                            Attention: Peter Kurz
                            Telephone: (216) 689-0340
                            Telecopy: (216) 689-3566






                                    EXHIBIT A

                        FORM OF AVAILABILITY CERTIFICATE

                                 (See attached)





FORM OF AVAILABILITY CERTIFICATE      1

                                    EXHIBIT B

                         FORM OF COMPLIANCE CERTIFICATE

                                 (See attached)




FORM OF COMPLIANCE CERTIFICATE        1

                                    EXHIBIT C

                        REAL PROPERTY ASSETS TO BE ADDED
                       TO MORTGAGED PROPERTIES AT CLOSING


1. Jacksonville, Florida

2. Salt Lake City, Utah

3. Bloomington, Illinois





LIST OF MORTGAGED PROPERTIES          1

                                    EXHIBIT D

                                  Form of Note


                                      NOTE


$10,000,000.00                                                  Cleveland, Ohio
                                                                May __, 2000


         For value received, UNI-INVEST (U.S.A.) PARTNERSHIP, L.P., a Delaware limited partnership (the "Borrower") promises to pay to the order of KEYBANK NATIONAL ASSOCIATION (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the Maturity Date. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of the Administrative Agent under the Credit Agreement (as defined below).

         All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This Note is one of the Notes referred to in the Credit Agreement (Secured Acquisition Loan and Revolving Line of Credit), dated as of May __, 2000, by and among the Borrower, the Banks party thereto, KeyBank National Association, as Administrative Agent (as the same may be amended, modified, restated, extended or substituted from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the payment and prepayment hereof and the acceleration of the maturity hereof.

         ALL FLORIDA DOCUMENTARY STAMP TAXES AND INTANGIBLE TAXES DUE IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS NOTE HAVE BEEN PROPERLY PAID AND ARE AFFIXED TO THE FLORIDA MORTGAGE(S) SECURING THIS NOTE.


FORM OF NOTE                    1

                                  UNI-INVEST (U.S.A.) PARTNERSHIP L.P., a
                                  Delaware limited partnership

                                  By: Uni-Invest (U.S.A.), Ltd., a Maryland
                                      corporation, its general partner

                                      By:___________________________________
                                         Name:______________________________
                                         Title:_____________________________

FORM OF NOTE                    2

STATE OF ______________)
                       )  SS:
COUNTY OF _____________)


         This instrument was acknowledged before me this ____ day of May, 2000, by _______________________________, the ____________________________ of
Uni-Invest (U.S.A.), Ltd., a Maryland corporation, the general partner of Uni-Invest (U.S.A.) Partnership, L.P., a Delaware limited partnership, who executed the within instrument and acknowledged that he/she did so execute and acknowledge such instrument on behalf of such corporation and limited partnership.


                               -------------------------------------
                               Notary Public



FORM OF NOTE                    3

                         LOANS AND PAYMENTS OF PRINCIPAL


________________________________________________________________________________
                                      Amount of
            Amount of     Type of     Principal     Maturity      Notation
 Date         Loan         Loan        Repaid         Date         Made By
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


FORM OF NOTE                    4

                                    EXHIBIT E

                           FORM OF NOTICE OF BORROWING


KeyBank National Association
127 Public Square
Cleveland, OH  44114
Attn: Peter Kurz

         Uni-Invest (U.S.A.) Partnership, L.P. (the "Borrower") hereby requests a Loan pursuant to Section 2.3 of the Credit Agreement, dated as of May __, 2000 (as amended, modified, restated, extended or substituted from time to time, the "Credit Agreement") by and among Borrower and you as a Bank and the Administrative Agent.

         A Loan is requested to be made in the amount of $__________, to be made on __________ 2000 and evidenced by Borrower's Notes. Such Loan shall be a [select one] ___ Base Rate Loan ___ LIBOR Loan and the initial Interest Period, if such requested Loan is a LIBOR Loan, shall be ________________________.

         In support of this request, Borrower hereby represents and warrants to the Administrative Agent and the Banks that:

         1. The representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, and will be true and correct in all material respects on the date such Loan is made (both before and after such Loan is made) as if such representations and warranties were made on and as of such dates unless stated to relate to a specific earlier date.

         2. No Event of Default or Possible Default has occurred and is continuing or will exist on the date such Loan is made and such Loan shall not cause an Event of Default or Possible Default.

         3. The Availability Certificate attached hereto and the computations contained therein are true and correct.

         Acceptance of the proceeds of such Loan by Borrower shall be deemed to be a further representation and warranty that the representations and warranties made herein are true and correct in all material respects at the time such proceeds are disbursed.

         Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Credit Agreement.

FORM OF NOTICE OF BORROWING

                                     UNI-INVEST (U.S.A.) PARTNERSHIP L.P., a
                                     Delaware limited partnership

Dated: May ___, 2000                 By: Uni-Invest (U.S.A.), Ltd., a Maryland
                                         corporation, its general partner

                                     By:_______________________________________
                                        Name:__________________________________
                                        Title:_________________________________

FORM OF NOTICE OF BORROWING

                                    EXHIBIT F

                         FORM OF INTEREST RATE ELECTION


To:               KeyBank National Association, as Administrative Agent

Date:             May ___, 2000

Subject: Credit Agreement (Secured Acquisition Loan and Revolving Line of Credit) dated as of May __, 2000 (the "Credit Agreement"), by and among Uni-Invest (U.S.A.) Partnership, L.P. ("Borrower"), KeyBank National Association, as Administrative Agent (the "Administrative Agent") and the Banks which are parties from time to time thereto (the "Banks").

Ladies and Gentlemen:

         Each term in this Interest Rate Election shall be defined in accordance with the Credit Agreement. Pursuant to the Credit Agreement, we request:

         ( ) the Banks to convert the LIBOR Loans comprising the LIBOR Borrowing (or portion thereof) [made] [converted] [continued] on __________________, 20___, in the original aggregate principal sum of $_____________, on ______________, 20____, into [Base Rate Loans]
         [LIBOR Loans to have an Interest Period of (thirty, ninety or one hundred eighty) days from the date thereof].

         ( ) the Banks to convert the Base Rate Loans comprising the Domestic Borrowing (or portion thereof) [made] [converted] on ___________________, 20___, in the original aggregate principal sum of $______________, on ______________, 20___, into LIBOR Loans to have an
         Interest Period of (thirty, ninety or one hundred eighty) days from the date thereof.

         ( ) the Banks to continue the LIBOR Loans comprising the LIBOR Borrowing (or portion thereof) [made] [converted] [continued] on __________________, 20___, with a (thirty, ninety or one hundred eighty) day Interest Period in the original aggregate principal sum of $_____________, as LIBOR Loans having an Interest Period of the same duration commencing on _____________________, 20___.

         The undersigned represents and warrants that this request is made in compliance with Section 2.15 of the Credit Agreement.

         The undersigned hereby certifies that:


FORM OF NOTICE OF INTEREST             1
RATE ELECTION

         (a) The representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all respects on and as of the date of the rate conversion or rate continuation referred to herein with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; and

         (b) No Possible Default or Event of Default has occurred and is continuing, and at the time of, and immediately after, the rate conversion or rate continuation referred to herein, no Possible Default or Event of Default shall have occurred and be continuing; and

         (c) The Borrower is in compliance with all other terms and provisions set forth in the Credit Agreement and in each of the other Loan Documents on its part to be observed or performed.

                                Very truly yours,

                                UNI-INVEST (U.S.A.) PARTNERSHIP L.P., a
                                Delaware limited partnership

                                By:  Uni-Invest (U.S.A.), Ltd., a Maryland
                                     corporation, its general partner

                                By:________________________________________
                                    Name:__________________________________
                                    Title:_________________________________



FORM OF NOTICE OF INTEREST             2
RATE ELECTION

                                    EXHIBIT G

                                    GUARANTY


         THIS GUARANTY, dated as of May ___, 2000 (this "Guaranty"), is made by Uni-Invest (U.S.A.), Ltd., a Maryland corporation ("Guarantor") in favor of KeyBank National Association, a national banking association ("KeyBank" or "Administrative Agent"), as Administrative Agent, for the benefit of the Banks under the Credit Agreement (as defined below).

                                R E C I T A L S:


         A. KeyBank, in its capacity as a Bank and in its capacity as the Administrative Agent for the Banks, Uni-Invest (U.S.A.) Partnership, L.P., a Delaware limited partnership ("Borrower") and the Banks party thereto entered into that certain Credit Agreement (Secured Acquisition Loan and Revolving Line of Credit) dated as of May ___, 2000 (as the same may from time to time be amended, modified, restated, extended or substituted, the "Credit Agreement").

         B. As a condition to the effectiveness of the obligations of the Banks under the Credit Agreement, Guarantor is required to guarantee, among other things, the Obligations of Borrower under the Operative Documents.

         C. Guarantor has reviewed the Credit Agreement, the Notes, and all other documents, agreements, instruments and certificates furnished by or on behalf of Borrower in connection therewith (all of the foregoing, as amended or modified from time to time and together with any agreements or instruments in replacement thereof, being herein collectively referred to as the "Operative Documents"), and Guarantor has determined that it is in its interest and to its financial benefit that the parties to the Operative Documents enter into the transactions contemplated thereby.

         For valuable consideration, the receipt of which is hereby acknowledged and as further consideration, and as an inducement to the Banks to maintain the credit facilities established by the Operative Documents, Guarantor agrees with the Administrative Agent for the benefit of the Banks as follows:

         1. Guarantee of Obligations. (a) Guarantor hereby (i) guarantees, as principal obligor and not as surety only, to the Administrative Agent and the Banks the prompt payment of the principal of and any and all accrued and unpaid interest (including interest which otherwise may cease to accrue by operation of any insolvency law, rule, regulation or interpretation thereof) on the Loans and all other obligations of Borrower to the Administrative Agent and the Banks under the Credit Agreement when due, whether by scheduled maturity, acceleration or otherwise, all in accordance with the terms of the Credit Agreement and the Notes, including, without limitation, default interest, all reimbursement obligations under any letters of credit, indemnification payments and all





FORM OF GUARANTY                        1
reasonable costs and expenses incurred by the Administrative Agent in connection with enforcing any obligations of Borrower hereunder, including without limitation the reasonable fees and disbursements of counsel, (ii) guarantees the prompt and punctual performance and observance of each and every term, covenant or agreement contained in any Operative Document to be performed or observed on the part of Borrower, (iii) guarantees the prompt and complete payment of all obligations and performance of all covenants of Borrower under any interest rate or currency swap agreements or similar transactions with the Administrative Agent or any Bank entered into pursuant to or in connection with the Credit Agreement and (iv) agrees to make prompt payment, on demand, of any and all reasonable costs and expenses incurred by the Administrative Agent in connection with enforcing the obligations of Guarantor hereunder, including, without limitation, the reasonable fees and disbursements of counsel (all of the foregoing being collectively referred to as the "Guaranteed Obligations").

         (b) If for any reason any duty, agreement or obligation of Borrower contained in any Operative Document shall not be performed or observed by Borrower as provided therein, or if any amount payable under or in connection with any Operative Document shall not be paid in full when the same becomes due and payable, Guarantor undertakes, but without duplication, to perform or cause to be performed promptly, each of such duties, agreements and obligations and to pay forthwith each such amount regardless of any defense or setoff or counterclaim which Borrower may have or assert, and regardless of any other condition or contingency.

         2. Nature of Guaranty. This Guaranty is an absolute and unconditional and irrevocable guaranty of payment and not a guaranty of collection and is wholly independent of and in addition to other rights and remedies of the Administrative Agent and is not contingent upon the pursuit by the Administrative Agent of any such rights and remedies, such pursuit being hereby waived by Guarantor.

         3. Waivers and Other Agreements. Guarantor hereby unconditionally (a) waives any requirement that the Administrative Agent, upon the occurrence of an Event of Default first make demand upon, or seek to enforce remedies against Borrower, before demanding payment under or seeking to enforce this Guaranty,
(b) covenants that this Guaranty will not be discharged except by complete performance of all obligations of Borrower contained in the Operative Documents,
(c) agrees that this Guaranty shall remain in full force and effect without regard to, and shall not be affected or impaired, without limitation, by any invalidity, irregularity or unenforceability in whole or in part of any of the Operative Documents, or any limitation on the liability of Borrower thereunder (other than those limitations expressly set forth in the other Loan Documents), or any limitation on the method or terms of payment thereunder which may hereafter be caused or imposed in any manner whatsoever (including, without limitation, usury laws), (d) waives diligence, presentment and protest with respect to, and any notice of default or dishonor in the payment of any amount at any time payable by Borrower under or in connection with any of the Operative Documents, and further waives notice of any of the matters referred to in paragraph 4 below, and further waives all notices which may be required by statute, rule of law or otherwise to preserve any rights of the Administrative Agent, including without limitation any requirement of notice of acceptance of, or other formality relating to this Guaranty to the extent permitted by


FORM OF GUARANTY                       2
applicable law and (e) agrees that the Guaranteed Obligations shall include any amounts paid by Borrower to the Administrative Agent which may be required to be returned to Borrower or to a trustee, custodian or receiver for Borrower.

         4. Obligations Absolute. The obligations, covenants, agreements and duties of Guarantor under this Guaranty shall not be released, affected or impaired by any of the following whether or not undertaken with notice to or consent of Guarantor: (a) an assignment or transfer, in whole or in part, of any of the Guaranteed Obligations or any of the Operative Documents although made without notice to or consent of Guarantor; (b) any waiver by the Administrative Agent or by any other person, of the performance or observance by Borrower of any of the agreements, covenants, terms or conditions contained in any of the Operative Documents; (c) any indulgence in or the extension of the time for payment by the Borrower of any amounts payable under or in connection with any of the Operative Documents, or of the time for performance by Borrower of any other obligations under or arising out of any of the Operative Documents, or the extension or renewal thereof; (d) the modification, amendment or waiver (whether material or otherwise) of any duty, agreement or obligation of Borrower set forth in any of the Operative Documents (the modification, amendment or waiver from time to time of any of the Operative Documents to which Borrower is a party being expressly authorized without further notice to or consent of Guarantor);
(e) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings, affecting Borrower or any of its respective assets; (f) the merger or consolidation of Borrower with or into any other person or any transfer or other disposition of any shares of capital stock of Borrower by the holder thereof; (g) the release or discharge of Borrower by operation of law from the performance or observance of any agreement, covenant, term or condition contained in any Operative Document; (h) the release of any security, if any, for the obligations of Borrower under any of the Operative Documents, or the impairment of or failure to perfect an interest in any such security; (i) any exercise or non-exercise of any right, remedy, power or privilege in respect of this Guaranty or any of the Operative Documents, including without limitation the release, discharge, or variance of the liability of any other Guarantor of the Guaranteed Obligations; or (j) any other cause whether similar or dissimilar to the foregoing which would release, affect or impair the obligations, covenants, agreements or duties of Guarantor hereunder.

         5. No Investigation by the Administrative Agent. Guarantor hereby waives unconditionally any obligation which, in absence of such provision, the Administrative Agent might otherwise have to investigate or to assure that there has been compliance with the law of any jurisdiction with respect to the Guaranteed Obligations recognizing that, to save both time and expense, Guarantor has requested that the Administrative Agent not undertake such investigation. Guarantor hereby expressly confirms that the obligations hereunder shall remain in full force and effect without regard to compliance or noncompliance with any such law and irrespective of any investigation or knowledge of any of the Administrative Agent of any such law.

FORM OF GUARANTY                        3

         6. Indemnity. As a separate, additional and continuing obligation, Guarantor unconditionally and irrevocably undertakes and agrees with the Administrative Agent that, should the Guaranteed Obligations not be recoverable from Guarantor under paragraph 1 hereof for any reason whatsoever (including, without limitation, by reason of any provision of this Guaranty or any Operative Document being or becoming void, unenforceable, or otherwise invalid under any applicable law) then, notwithstanding any knowledge thereof by the Administrative Agent at any time, Guarantor as sole, original and independent obligor, upon demand by the Administrative Agent, will make payment to the Administrative Agent of the Guaranteed Obligations by way of a full indemnity in such currency and otherwise in such manner as is provided in this Guaranty and the Operative Documents.

         7. Subordination. Guarantor agrees that any present or future indebtedness, obligations or liabilities of Borrower to Guarantor shall be fully subordinate and junior in right and priority of payment to any present or future indebtedness, obligations or liabilities of Borrower to the Administrative Agent. Guarantor waives any right of subrogation to the rights of any other person obligated for payment of the Guaranteed Obligations and any right of reimbursement or indemnity whatsoever arising or accruing out of any payment which Guarantor may make pursuant to this Guaranty and the Notes, and any right of recourse to security for the debts and obligations of Borrower, unless and until the entire principal balance of and interest on the Guaranteed Obligations shall have been paid in full.

         8. Representations, Warranties and Covenants. (a) Guarantor represents and warrants that: (i) the execution, delivery and performance by Guarantor of this Guaranty are within its corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation or other charter documents or bylaws of Guarantor, or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Guarantor or its property; (ii) this Guaranty constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to equitable defenses and to the discretion of the court for which any proceedings may be brought; and
(iii) as of the date hereof, each of the following is true and correct: (A) the fair saleable value and the fair valuation of Guarantor's property is greater than the total amount of its liabilities (excluding contingent liabilities) and greater than the amount that would be required to pay its probable aggregate liability on its existing debts as they become absolute and matured, (B) Guarantor's capital is not unreasonably small in relation to its current and/or contemplated business or other undertaken transactions and (C) Guarantor does not intend to incur, or believe that it will incur, debt beyond its ability to pay such debts as they become due.

         (b) Guarantor covenants and agrees that: (i) it will not directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any Property acquired in whole or in part with the proceeds of any Loan




FORM OF GUARANTY                        4
except as permitted by the Credit Agreement; (ii) it will not convey, sell, transfer, assign, pledge or otherwise dispose of all or any portion of its assets to the extent the value of such assets either individually or in the aggregate exceeds five percent (5%) of the Total Asset Value of all assets of Guarantor, unless permitted by the Credit Agreement; and (iii) it will not directly or indirectly create, incur, assume or permit to exist any Debt, except as permitted by the Credit Agreement.

         9. Remedies. (a) Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent, on behalf of the Banks, may, in addition to the remedies provided in the Operative Documents, enforce its rights either by suit in equity, or by action at law, or by other appropriate proceedings, whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Guaranty or in aid of the exercise of any power granted in this Guaranty and may enforce payment under this Guaranty and any of its other rights available at law or in equity.

         (b) In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final), other than deposits held for payroll or the benefit of third parties, and any other indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of Guarantor against and on account of the Guaranteed Obligations then due and payable to such Bank under this Agreement or under any of the other Loan Documents executed by Guarantor, including, without limitation, all interests in Guaranteed Obligations purchased by such Bank. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it, which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that nothing in this paragraph shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes. Guarantor agrees, to the fullest extent that it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of Guarantor in the amount of such participation.




FORM OF GUARANTY                        5

         (c) To the extent that it lawfully may, Guarantor agrees that it shall not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "moratorium laws," now existing or hereafter enacted, in order to prevent or hinder the enforcement of this Guaranty, or any of the Operative Documents, but hereby waives the benefit of such laws. Guarantor, for itself and all who may claim through or under it waives any and all right to have the property or estates securing its obligations under this Guaranty or the Operative Documents marshaled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order such property sold as an entirety. To the fullest extent permitted by law, Guarantor hereby waives any and all rights of redemption from sale under any order or decree of foreclosure of the instruments securing its obligations under this Guaranty or Operative Documents, except decree or judgment of creditors of Guarantor, acquiring any interest in or title to the property or estates securing its obligations under this Guaranty or the Operative Documents subsequent to the date of such instruments.

         10. Amendments, Etc. This Guaranty may be amended from time to time and any provision hereof may be waived in accordance with the requirements of
Section 13.5 of the Credit Agreement. No such amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         11. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including Bank wire, facsimile transmission or similar writing) and shall be given to such party at the following addresses:


          To KeyBank:                                     With a copy to:

          KeyBank National Association                    Linda A. Striefsky, Esq.
          127 Public Square                               Thompson Hine & Flory LLP
          Cleveland, OH  44114                            3900 Key Center, 127 Public Square
          Attention: Peter Kurz                           Cleveland, OH  44114
          Phone:  (216) 689-0340                          Phone:  (216) 566-5733
          Facsimile:  (216) 689-3566                      Facsimile:  (216) 566-5800

          To Guarantor:                                   With a copy to:

          Uni-Invest (U.S.A.), Ltd.                       Uni-Invest (U.S.A.), Ltd.
          44 South Bayles Avenue                          44 South Bayles Avenue
          Port Washington, NY  11050                      Port Washington, NY  11050
          Attention:  Mr. Leo S. Ullman                   Attention:  Stuart Widowski, Esq.
          Phone:  (516) 767-6492                          Phone:  (516) 767-6492
          Facsimile:  (516) 767-6497                      Facsimile:  (516) 767-6497




FORM OF GUARANTY                        6



          To Borrower:                                    With a copy to:

          Uni-Invest (U.S.A.), Ltd.                       Uni-Invest (U.S.A.), Ltd.
          44 South Bayles Avenue                          44 South Bayles Avenue
          Port Washington, NY  11050                      Port Washington, NY  11050
          Attention:  Mr. Leo S. Ullman                   Attention:  Stuart Widowski, Esq.
          Phone:  (516) 767-6492                          Phone:  (516) 767-6492
          Facsimile:  (516) 767-6497                      Facsimile:  (516) 767-6497

Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and receipt thereof is confirmed by such party's telecopy machine, (ii) if given by mail, the notice request or other communication shall be sent via certified mail, return receipt requested, and shall be effective three (3) days after delivery or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent shall not be effective until received.

         12. Conduct No Waiver; Remedies Cumulative. The obligations of Guarantor under this Guaranty are continuing obligations and a separate and independent cause of action shall arise in respect of each enforcement hereunder and default hereunder or under the Credit Agreement. No course of dealing on the part of the Administrative Agent or any Bank, nor any delay or failure on the part of the Administrative Agent in exercising any right, power or privilege hereunder shall operate as a waiver of such right, power or privilege or otherwise prejudice the rights and remedies of the Administrative Agent hereunder, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right, power or privilege. No right or remedy conferred upon or reserved to the Administrative Agent under this Guaranty is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy given by this Guaranty or by applicable law to the Administrative Agent may be exercised from time to time and as often as may be deemed expedient by it.

         13. Reliance on and Survival of Various Provisions. All terms, covenants, agreements, representations and warranties of Guarantor made herein or in any certificate or other document delivered pursuant hereto shall be deemed to be material and to have been relied upon by the Administrative Agent, notwithstanding any investigation heretofore or hereafter made by the Administrative Agent or on its behalf.

         14. Successors and Assigns. The rights and remedies of the Administrative Agent hereunder shall inure to the benefit of the Administrative Agent and its respective successors and assigns, and the duties and obligations of Guarantor hereunder shall be binding upon Guarantor and its successors and assigns.


FORM OF GUARANTY                        7

         15. Survival of the Administrative Agent's Rights and Remedies. Notwithstanding any provision of this Guaranty to the contrary, the execution and delivery by Guarantor of this Guaranty, and the Administrative Agent's acceptance thereof, shall not be deemed to (a) be a consent to any action, whether heretofore or hereafter taken, by Borrower in violation of any provision of any Operative Document, (b) be a waiver of any provision of any Operative Document or (c) prejudice any rights or remedies which the Administrative Agent may now have or have in the future under or in connection with any Operative Document, including without limitation any such rights or remedies with respect to any event of default or event causing or permitting acceleration under any Operative Document which may heretofore have occurred and be continuing or may hereafter occur.

         16. Definitions; Headings. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. The headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify any of the terms or provisions hereof.

         17. Integration; Severability; Enforceability. This Guaranty embodies the entire agreement and understanding between Guarantor and the Administrative Agent, and supersedes all prior agreements and understandings, relating to the subject matter hereof. If any one or more provisions of this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected, impaired, prejudiced or disturbed thereby. If at any time any portion of the obligations of Guarantor under this Guaranty shall be determined by a court of competent jurisdiction to be invalid, unenforceable or avoidable, the remaining portion of the obligations of Guarantor under this Guaranty shall not in any way be affected, impaired, prejudiced or disturbed thereby and shall remain valid and enforceable to the fullest extent permitted by applicable law. If at any time all or any portion of the obligations of Guarantor under this Guaranty would otherwise be determined by a court of competent jurisdiction to be invalid, unenforceable or avoidable under Section 548 of the Federal Bankruptcy Code or under a similar applicable law of any jurisdiction, then notwithstanding any other provisions of this Guaranty to the contrary such obligation or portion thereof of Guarantor under this Guaranty shall be limited to the greatest of (a) the value of any quantifiable economic benefits accruing to Guarantor as a result of this Guaranty, (b) an amount equal to ninety-five percent (95%) of the excess on the date the relevant Guaranteed Obligations were incurred of the present fair saleable value of the assets of Guarantor over the amount of all liabilities of Guarantor, contingent or otherwise and (c) the maximum amount for which this Guaranty is determined to be enforceable.


         18. Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective in the event any petition be filed by or against Borrower or Guarantor for liquidation or reorganization, in the event Borrower or Guarantor becomes insolvent or makes an assignment for the benefit of creditors or in the event a receiver or trustee be appointed for all or any significant part of Borrower's or Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or



FORM OF GUARANTY                        8
returned by the Administrative Agent or the Banks, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         19. Counterpart Execution. This Guaranty may be signed upon any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Guaranty shall become effective as to Guarantor when a counterpart hereof shall have been signed by Guarantor.

         20. GOVERNING LAW; CONSENT TO JURISDICTION. (A) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF OHIO (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

         (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AND ANY ACTION FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE OF OHIO OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF OHIO, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE HAND DELIVERY, OR MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH IN
SECTION 11 HEREOF. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY BANK OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE GUARANTOR IN ANY OTHER JURISDICTION.



FORM OF GUARANTY                        9

         21. WAIVER OF JURY TRIAL. GUARANTOR, THE ADMINISTRATIVE AGENT, AND EACH OF THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered as of the day and year first above written.

                                     UNI-INVEST (U.S.A.) PARTNERSHIP L.P., a
                                     Delaware limited partnership

                                     By:  Uni-Invest (U.S.A.), Ltd., a Maryland
                                          corporation, its general partner

                                          By:__________________________________
                                             Name:_____________________________
                                             Title:____________________________


FORM OF GUARANTY                        10

                                    EXHIBIT H

                              SOLVENCY CERTIFICATE


         This Certificate is made and delivered to KeyBank National Association, in connection with (a) the Credit Agreement dated as of May ___, 2000 (the "Credit Agreement") among Uni-Invest (U.S.A.) Partnership, L.P., a Delaware limited partnership, as Borrower ("Borrower"), the Banks from time to time party thereto (the "Banks"), KeyBank National Association, as the Administrative Agent for itself and the other Banks, and (b) the Notes and all other agreements, documents and instruments executed and delivered pursuant to such Credit Agreement by the Borrower (collectively, the "Loan Documents," and the Loan Documents, all Loans thereunder and all other transactions contemplated pursuant thereto collectively referred to as the "Transactions"). Except as otherwise expressly provided herein, terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

         Pursuant to the Credit Agreement, and acting solely in my capacity as an officer of Borrower and not in my individual capacity, I hereby certify to the Administrative Agent and the Banks as follows:

         1. I am the duly elected, qualified and acting chief financial officer of Borrower, and I have been responsible for acting on behalf of the Borrower in connection with the negotiation and consummation of the Loan Documents. In connection with these negotiations, I have been responsible for, among other things, reviewing the affairs of the Borrower.

         2. I have further, for purposes hereof, reviewed the assets and liabilities of the Borrower. In particular:

                  A. I have reviewed the financial statements referred to in
         Section 6.1 of the Credit Agreement.

                  B. With respect to contingent and off-balance sheet liabilities included in the liabilities of the Borrower, I have consulted with the appropriate officers and employees of the Borrower and outside counsel of the Borrower concerning pending and threatened litigation and other contingent liabilities of the Borrower.

         On the basis of the review and analysis described above, I have concluded that, after giving effect to the Transactions:

         I. (a) (i) the fair value of the assets of the Borrower, on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Borrower, on a consolidated basis;
(ii) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iii) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.


FORM OF SOLVENCY CERTIFICATE           1

         (b) Borrower does not intend to, or to permit any of its Subsidiaries to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Debt or the Debt of any such Subsidiary.

         II. To the best of my knowledge, Borrower has not executed any Loan Document or any documents mentioned therein or made any transfer or incurred any obligation thereunder or in connection therewith with actual intent to hinder, defraud or delay either present or future creditors.

         EXECUTED AND DELIVERED ON May ___, 2000.

                                     UNI-INVEST (U.S.A.) PARTNERSHIP L.P., a
                                     Delaware limited partnership

                                     By:  Uni-Invest (U.S.A.), Ltd., a Maryland
                                          corporation, its general partner


                                          By:_________________________________
                                             Name:____________________________
                                             Title:___________________________


FORM OF SOLVENCY CERTIFICATE           2

                                    EXHIBIT I

                          SUBSIDIARY GUARANTY AGREEMENT


         THIS SUBSIDIARY GUARANTY AGREEMENT, dated as of May ___, 2000 (this "Guaranty"), is made by ________________________, a _________________ limited liability company and _____________, a ____________ limited liability company (the foregoing are hereinafter sometimes referred to individually as a "Guarantor" and collectively as the "Guarantors"), in favor of KeyBank National Association, a national banking association ("KeyBank" or "Administrative Agent"), as Administrative Agent, for the benefit of the Banks under the Credit Agreement (as defined below).

                                R E C I T A L S:

         A. KeyBank, in its capacity as a Bank and in its capacity as the Administrative Agent for the Banks, Uni-Invest (U.S.A.) Partnership, L.P., a Delaware limited partnership, ("Borrower"), and the Banks party thereto entered into that certain Credit Agreement (Secured Acquisition Loan and Revolving Line of Credit) dated as of May ___, 2000 (as the same may from time to time be amended, modified, restated, extended or substituted, the "Credit Agreement").

         B. As a condition to the effectiveness of the obligations of the Banks under the Credit Agreement, each Guarantor is required to guarantee, among other things, the Obligations of Borrower under the Operative Documents.

         C. Each Guarantor has reviewed the Credit Agreement, the Notes, and all other documents, agreements, instruments and certificates furnished by or on behalf of Borrower in connection therewith (all of the foregoing, as amended or modified from time to time and together with any agreements or instruments in replacement thereof, being herein collectively referred to as the "Operative Documents"), and each Guarantor has determined that it is in its interest and to its financial benefit that the parties to the Operative Documents enter into the transactions contemplated thereby.

         For valuable consideration, the receipt of which is hereby acknowledged and as further consideration, and as an inducement to the Banks to maintain the credit facilities established by the Operative Documents, each Guarantor agrees with the Administrative Agent for the benefit of the Banks as follows:

         1. Guarantee of Obligations. (a) Each Guarantor hereby (i) guarantees, as principal obligor and not as surety only, to the Administrative Agent and the Banks the prompt payment of the principal of and any and all accrued and unpaid interest (including interest which otherwise may cease to accrue by operation of any insolvency law, rule, regulation or interpretation thereof) on the Loans and all other obligations of Borrower to the Administrative Agent and the Banks under the Credit Agreement when due, whether by scheduled maturity, acceleration or otherwise, all in accordance with the terms of the Credit Agreement and the Notes, including, without limitation, default interest, all reimbursement obligations under any letters of credit, indemnification payments and all reasonable costs and expenses incurred by the Administrative Agent in connection with enforcing any obligations of Borrower hereunder, including without





FORM OF SUBSIDIARY                     1
GUARANTY AGREEMENT
limitation the reasonable fees and disbursements of counsel, (ii) guarantees the prompt and punctual performance and observance of each and every term, covenant or agreement contained in any Operative Document to be performed or observed on the part of Borrower, (iii) guarantees the prompt and complete payment of all obligations and performance of all covenants of Borrower under any interest rate or currency swap agreements or similar transactions with the Administrative Agent or any Bank entered into pursuant to or in connection with the Credit Agreement, and (iv) agrees to make prompt payment, on demand, of any and all reasonable costs and expenses incurred by the Administrative Agent in connection with enforcing the obligations of any Guarantor hereunder, including, without limitation, the reasonable fees and disbursements of counsel (all of the foregoing being collectively referred to as the "Guaranteed Obligations").

         (b) If for any reason any duty, agreement or obligation of Borrower contained in any Operative Document shall not be performed or observed by Borrower as provided therein, or if any amount payable under or in connection with any Operative Document shall not be paid in full when the same becomes due and payable, each Guarantor undertakes, but without duplication, to perform or cause to be performed promptly, each of such duties, agreements and obligations and to pay forthwith each such amount regardless of any defense or setoff or counterclaim which Borrower may have or assert, and regardless of any other condition or contingency.

         2. Nature of Guaranty. This Guaranty is an absolute and unconditional and irrevocable guaranty of payment and not a guaranty of collection and is wholly independent of and in addition to other rights and remedies of the Administrative Agent and is not contingent upon the pursuit by the Administrative Agent of any such rights and remedies, such pursuit being hereby waived by each Guarantor.

         3. Waivers and Other Agreements. Each Guarantor hereby unconditionally
(a) waives any requirement that the Administrative Agent, upon the occurrence of an Event of Default first make demand upon, or seek to enforce remedies against Borrower or any other Guarantor or any other party now or hereafter liable, whether as Guarantor or otherwise, for any of the Guaranteed Obligations, before demanding payment under or seeking to enforce this Guaranty, (b) covenants that this Guaranty will not be discharged except by complete performance of all obligations of Borrower contained in the Operative Documents, (c) agrees that this Guaranty shall remain in full force and effect without regard to, and shall not be affected or impaired, without limitation, by any invalidity, irregularity or unenforceability in whole or in part of any of the Operative Documents, or any limitation on the liability of Borrower thereunder (other than those limitations expressly set forth in the other Loan Documents), or any limitation on the method or terms of payment thereunder which may hereafter be caused or imposed in any manner whatsoever (including, without limitation, usury laws),
(d) waives diligence, presentment and protest with respect to, and any notice of default or dishonor in the payment of, any amount at any time payable by Borrower under or in connection with any of the Operative Documents, and further waives notice of any of the matters referred to in paragraph 4 below, and further waives all notices which may be required by statute, rule of law or



FORM OF SUBSIDIARY                     2
GUARANTY AGREEMENT
otherwise to preserve any rights of the Administrative Agent, including without limitation any requirement of notice of acceptance of, or other formality relating to this Guaranty to the extent permitted by applicable law and (e) agrees that the Guaranteed Obligations shall include any amounts paid by Borrower to the Administrative Agent which may be required to be returned to Borrower or to a trustee, custodian or receiver for Borrower.

         4. Obligations Absolute. The obligations, covenants, agreements and duties of any Guarantor under this Guaranty shall not be released, affected or impaired by any of the following whether or not undertaken with notice to or consent of any Guarantor: (a) an assignment or transfer, in whole or in part, of any of the Guaranteed Obligations or any of the Operative Documents although made without notice to or consent of any Guarantor; (b) any waiver by the Administrative Agent or by any other person, of the performance or observance by Borrower of any of the agreements, covenants, terms or conditions contained in any of the Operative Documents; (c) any indulgence in or the extension of the time for payment by the Borrower of any amounts payable under or in connection with any of the Operative Documents, or of the time for performance by Borrower of any other obligations under or arising out of any of the Operative Documents, or the extension or renewal thereof; (d) the modification, amendment or waiver (whether material or otherwise) of any duty, agreement or obligation of Borrower set forth in any of the Operative Documents (the modification, amendment or waiver from time to time of any of the Operative Documents to which Borrower is a party being expressly authorized without further notice to or consent of any Guarantor); (e) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings, affecting Borrower or any of its respective assets; (f) the merger or consolidation of Borrower with or into any other person or any transfer or other disposition of any shares of capital stock of Borrower by the holder thereof; (g) the release or discharge of Borrower by operation of law from the performance or observance of any agreement, covenant, term or condition contained in any Operative Document; (h) the release of any security, if any, for the obligations of Borrower under any of the Operative Documents, or the impairment of or failure to perfect an interest in any such security; (i) any exercise or non-exercise of any right, remedy, power or privilege in respect of this Guaranty or any of the Operative Documents, including without limitation the release, discharge, or variance of the liability of any Guarantor; or (j) any other cause whether similar or dissimilar to the foregoing which would release, affect or impair the obligations, covenants, agreements or duties of any Guarantor hereunder.

         5. Joint and Several Obligations. The obligations of Guarantors hereunder shall be several and also joint each with all or with any one or more of the other parties now or hereafter guaranteeing any of the Guaranteed Obligations, and such obligations of Guarantors may be enforced against each Guarantor separately or against any two or more jointly, or against some separately and some jointly.

         6. No Investigation by the Administrative Agent. Each Guarantor hereby waives unconditionally any obligation which, in absence of such provision, the Administrative Agent might otherwise have to investigate or to assure that there has been compliance with the law of any jurisdiction with respect to the Guaranteed Obligations recognizing that, to save both time and expense, each Guarantor has requested that the Administrative Agent not undertake such



FORM OF SUBSIDIARY                     3
GUARANTY AGREEMENT
investigation. Each Guarantor hereby expressly confirms that the obligations of such Guarantor hereunder shall remain in full force and effect without regard to compliance or noncompliance with any such law and irrespective of any investigation or knowledge of any of the Administrative Agent of any such law.

         7. Indemnity. As a separate, additional and continuing obligation, each Guarantor unconditionally and irrevocably undertakes and agrees with the Administrative Agent that, should the Guaranteed Obligations not be recoverable from any Guarantor under paragraph 1 hereof for any reason whatsoever (including, without limitation, by reason of any provision of this Guaranty or any Operative Document being or becoming void, unenforceable, or otherwise invalid under any applicable law) then, notwithstanding any knowledge thereof by any of the Administrative Agent at any time, each Guarantor as sole, original and independent obligor, upon demand by the Administrative Agent, will make payment to the Administrative Agent of the Guaranteed Obligations by way of a full indemnity in such currency and otherwise in such manner as is provided in this Guaranty and the Operative Documents.

         8. Subordination. Each Guarantor agrees that any present or future indebtedness, obligations or liabilities of Borrower to such Guarantor shall be fully subordinate and junior in right and priority of payment to any present or future indebtedness, obligations or liabilities of Borrower to the Administrative Agent. Each Guarantor waives any right of subrogation to the rights of any Guarantor against Borrower or any other person obligated for payment of the Guaranteed Obligations and any right of reimbursement or indemnity whatsoever arising or accruing out of any payment which such Guarantor may make pursuant to this Guaranty and the Notes, and any right of recourse to security for the debts and obligations of Borrower, unless and until the entire principal balance of and interest on the Guaranteed Obligations shall have been paid in full.

         9. Representations, Warranties and Covenants. (a) Each Guarantor represents and warrants that: (i) the execution, delivery and performance by such Guarantor of this Guaranty are within its corporate powers, have been duty authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation or other charter documents or bylaws of such Guarantor, or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Guarantor or its property; (ii) this Guaranty constitutes a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to equitable defenses and to the discretion of the court for which any proceedings may be brought; and (iii) as of the date hereof, each of the following is true and correct for such Guarantor: (A) the fair saleable value and the fair valuation of such Guarantor's property is greater than the total amount of its liabilities (excluding contingent liabilities) and greater than the amount that would be required to pay its probable aggregate liability on its existing debts as they become absolute and matured, (B) such Guarantor's capital is not unreasonably small in relation to its current and/or contemplated business or other undertaken transactions, and (C) such Guarantor does not intend to incur, or believe that it will incur, debt beyond its ability to pay such debts as they become due.




FORM OF SUBSIDIARY                     4
GUARANTY AGREEMENT

         (b) Each Guarantor covenants and agrees that: (i) it will not directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any Property acquired in whole or in part with the proceeds of any Loan except as permitted by the Credit Agreement; (ii) it will not convey, sell, transfer, assign, pledge or otherwise dispose of all or any portion of its assets to the extent the value of such assets either individually or in the aggregate exceeds five percent (5%) of the Total Asset Value of all assets of such Guarantor, unless permitted by the Credit Agreement; and (iii) it will not directly or indirectly create, incur, assume or permit to exist any Debt, except as permitted by the Credit Agreement.

         10. Remedies. (a) Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent, on behalf of the Banks, may, in addition to the remedies provided in the Operative Documents, enforce its rights either by suit in equity, or by action at law, or by other appropriate proceedings, whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Guaranty or in aid of the exercise of any power granted in this Guaranty and may enforce payment under this Guaranty and any of its other rights available at law or in equity.

         (b) In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final), other than deposits held for payroll or the benefit of third parties, and any other indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of the Guarantor against and on account of the Guaranteed Obligations then due and payable to such Bank under this Agreement or under any of the other Loan Documents executed by any Guarantor, including, without limitation, all interests in Guaranteed Obligations purchased by such Bank. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it, which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that nothing in this paragraph shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes. Each Guarantor agrees, to the fullest extent that it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of such Guarantor in the amount of such participation.

FORM OF SUBSIDIARY                     5
GUARANTY AGREEMENT

         (c) To the extent that it lawfully may, each Guarantor agrees that it shall not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "moratorium laws," now existing or hereafter enacted, in order to prevent or hinder the enforcement of this Guaranty, or any of the Operative Documents, but hereby waives the benefit of such laws. Each Guarantor, for itself and all who may claim through or under it waives any and all right to have the property or estates securing its obligations under this Guaranty or the Operative Documents marshaled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order such property sold as an entirety. To the fullest extent permitted by law, each Guarantor hereby waives any and all rights of redemption from sale under any order or decree of foreclosure of the instruments securing its obligations under this Guaranty or Operative Documents, except decree or judgment of creditors of any Guarantor, acquiring any interest in or title to the property or estates securing its obligations under this Guaranty or the Operative Documents subsequent to the date of such instruments.

         11. Amendments, Etc. This Guaranty may be amended from time to time and any provision hereof may be waived in accordance with the requirements of
Section 13.5 of the Credit Agreement. No such amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         12. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including Bank wire, facsimile transmission or similar writing) and shall be given to such party at the following addresses:


          To KeyBank:                         With a copy to:

          KeyBank National Association        Linda A. Striefsky, Esq.
          127 Public Square                   Thompson Hine & Flory LLP
          Cleveland, OH  44114                3900 Key Center, 127 Public Square
          Attention: Peter Kurz               Cleveland, OH  44114
          Phone:  (216) 689-0340              Phone:  (216) 566-5733
          Facsimile:  (216) 689-3566          Facsimile:  (216) 566-5800


FORM OF SUBSIDIARY                     6
GUARANTY AGREEMENT

          To Guarantor 1:                                 With a copy to:




          Attention:______________                        Attention:___________________
          Phone:  (   )___________                        Phone:_______________________
          Facsimile:  (   )_______                        Facsimile:___________________

          To Guarantor 2:                                 With a copy to:




          Attention:_______________                       Attention:___________________
          Phone:  (   )____________                       Phone:_______________________
          Facsimile:  (   )________                       Facsimile:___________________

          To Borrower:                                    With a copy to:

          Uni-Invest (U.S.A.) Partnership, L.P.           Uni-Invest (U.S.A.), Ltd.
          44 South Bayles Avenue                          44 South Bayles Avenue
          Port Washington, NY  11050                      Port Washington, NY  11050
          Attention:  Mr. Leo S. Ullman                   Attention:  Stuart Widowski, Esq.
          Phone:  (516) 767-6492                          Phone:  (516) 767-6492
          Facsimile:  (516) 767-6497                      Facsimile:  (516) 767-6497

Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section, (ii) if given by mail, the notice, request or other communication shall be sent via certified mail, return receipt requested and shall be effective three (3) days after delivery or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent shall not be effective until received.

         13. Conduct No Waiver; Remedies Cumulative. The obligations of each Guarantor under this Guaranty are continuing obligations and a separate and independent cause of action shall arise in respect of each enforcement hereunder and default hereunder or under the Credit Agreement. No course of dealing on the part of the Administrative Agent or any Bank, nor any delay or failure on the part of the Administrative Agent in exercising any right, power or privilege hereunder shall operate as a waiver of such right, power or privilege or otherwise prejudice the rights and remedies of the Administrative Agent hereunder, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right, power or privilege. No right or remedy conferred upon or reserved to the Administrative Agent under this Guaranty is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy given by this Guaranty or by applicable law to the Administrative Agent may be exercised from time to time and as often as may be deemed expedient by it.

FORM OF SUBSIDIARY                     7
GUARANTY AGREEMENT

         14. Reliance on and Survival of Various Provisions. All terms, covenants, agreements, representations and warranties of each Guarantor made herein or in any certificate or other document delivered pursuant hereto shall be deemed to be material and to have been relied upon by the Administrative Agent, notwithstanding any investigation heretofore or hereafter made by the Administrative Agent or on its behalf.

         15. Successors and Assigns. The rights and remedies of the Administrative Agent hereunder shall inure to the benefit of the Administrative Agent and its respective successors and assigns, and the duties and obligations of each Guarantor hereunder shall be binding upon such Guarantor and its successors and assigns.

         16. Survival of the Administrative Agent's Rights and Remedies. Notwithstanding any provision of this Guaranty to the contrary, the execution and delivery by Guarantors of this Guaranty, and the Administrative Agent's acceptance thereof, shall not be deemed to (a) be a consent to any action, whether heretofore or hereafter taken, by Borrower in violation of any provision of any Operative Document, (b) be a waiver of any provision of any Operative Document or (c) prejudice any rights or remedies which the Administrative Agent may now have or have in the future under or in connection with any Operative Document, including without limitation any such rights or remedies with respect to any event of default or event causing or permitting acceleration under any Operative Document which may heretofore have occurred and be continuing or may hereafter occur.

         17. Definitions; Headings. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. The headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify any of the terms or provisions hereof.

         18. Integration; Severability; Enforceability. This Guaranty embodies the entire agreement and understanding among Guarantors and the Administrative Agent, and supersedes all prior agreements and understandings, relating to the subject matter hereof. If any one or more provisions of this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected, impaired, prejudiced or disturbed thereby. If at any time any portion of the obligations of any Guarantor under this Guaranty shall be determined by a court of competent jurisdiction to be invalid, unenforceable or avoidable, the remaining portion of the obligations of such Guarantor and each other Guarantor under this Guaranty shall not in any way be affected, impaired, prejudiced or disturbed thereby and shall remain valid and enforceable to the fullest extent permitted by applicable law. If at any time all or any portion of the obligations of any Guarantor under this Guaranty would otherwise be determined by a court of competent jurisdiction to be invalid, unenforceable or avoidable under Section 548 of the Federal Bankruptcy Code or under a similar applicable law of any jurisdiction, then notwithstanding any other provisions of this Guaranty to the contrary such obligation or portion thereof of such Guarantor under this Guaranty shall be limited to the greatest of (a) the value


FORM OF SUBSIDIARY                     8
GUARANTY AGREEMENT
of any quantifiable economic benefits accruing to such Guarantor as a result of this Guaranty, (b) an amount equal to ninety-five percent (95%) of the excess on the date the relevant Guaranteed Obligations were incurred of the present fair saleable value of the assets of such Guarantor over the amount of all liabilities of such Guarantor, contingent or otherwise and (c) the maximum amount for which this Guaranty is determined to be enforceable.

         19. Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective in the event any petition be filed by or against Borrower or any Guarantor for liquidation or reorganization, in the event Borrower or any Guarantor becomes insolvent or makes an assignment for the benefit of creditors or in the event a receiver or trustee be appointed for all or any significant part of Borrower's or any Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Administrative Agent or the Banks, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         20. Counterpart Execution. This Guaranty may be signed upon any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Guaranty shall become effective as to each Guarantor when a counterpart hereof shall have been signed by such Guarantor.

         21. GOVERNING LAW; CONSENT TO JURISDICTION. (A) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF OHIO (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

         (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AND ANY ACTION FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE OF OHIO OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF OHIO, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE HAND DELIVERY, OR MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 12 HEREOF. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF



FORM OF SUBSIDIARY                     9
GUARANTY AGREEMENT

THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY BANK OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST SUCH GUARANTOR IN ANY OTHER JURISDICTION.

         22. WAIVER OF JURY TRIAL. EACH GUARANTOR, THE ADMINISTRATIVE AGENT, AND EACH OF THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered as of the day and year first above written.



                                       ______________________________________


                                       By:___________________________________

                                       Its:__________________________________


FORM OF SUBSIDIARY                     10
GUARANTY AGREEMENT

                                    EXHIBIT J

                        FORM OF ASSIGNMENT AND ASSUMPTION


         AGREEMENT dated as of May ___, 2000 among [ASSIGNOR] (the "Assignor"), [ASSIGNEE] (the "Assignee"), UNI-INVEST (U.S.A.) PARTNERSHIP, L.P., a Delaware limited partnership (the "Borrower") and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent").

                              W I T N E S S E T H:

         WHEREAS, this Assignment and Assumption Agreement (the "Assignment") relates to the Credit Agreement dated as of May ___, 2000 (the "Loan Agreement") among the Borrower, the Assignor and the other Banks party thereto, as Banks.

         WHEREAS, as provided under the Loan Agreement, the Assignor has a Commitment to make Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $10,000,000.00;

         WHEREAS, Loans made to the Borrower by the Assignor under the Loan Agreement in the aggregate principal amount of $______________ are outstanding at the date hereof; and

         WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Loan Agreement in respect of a portion of its Commitment thereunder in an amount equal to $______________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

         SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Loan Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Loan Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Borrower and the Administrative Agent and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Loan Agreement with a Commitment in an amount equal to the



FORM OF ASSIGNMENT                      1
AND ASSUMPTION

Assigned Amount, and (ii) the Commitment of the Assignor shall as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Loan Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

         SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.(1) It is understood that Unused Commitment Fees and Extension Fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Loan Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

         SECTION 4. Consent of the Borrower and the Agent Banks. This Agreement is conditioned upon the written consent of the Borrower and the consent of the Administrative Agent pursuant to Section 13.6 of the Loan Agreement. The execution of this Agreement by the Borrower and the Agent Banks is evidence of the required consents. Pursuant to Section 13.6(c) of the Credit Agreement, the Borrower agrees to execute and deliver, if required, a new Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein, and the Administrative Agent agrees to cause any replaced Note to be surrendered to the Borrower.

         SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Loan Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

         SECTION 6. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF OHIO (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).


--------
         (1) The amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.


FORM OF ASSIGNMENT                      2
AND ASSUMPTION

         SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                   [ASSIGNOR]


                                   By:______________________________________
                                      Name:_________________________________
                                      Title:________________________________

                                   [ASSIGNEE]

                                    By:______________________________________
                                       Name:_________________________________
                                       Title:________________________________

                                    KEYBANK NATIONAL ASSOCIATION, as
                                    Administrative Agent

                                    By:______________________________________
                                       Name:_________________________________
                                       Title:________________________________


FORM OF ASSIGNMENT                      3
AND ASSUMPTION

                                 Schedule 2.4(f)

               Employees Authorized to Execute Notice of Borrowing


Leo S. Ullman Chairman of the Board and Chief Executive Officer

Leo S. Ullman President

Brenda J. Walker Vice President

                               Schedule 3.4(a)(ix)

              ESTOPPEL CERTIFICATE AND AGREEMENT OF SUBORDINATION,
                         NON-DISTURBANCE AND ATTORNMENT


         THIS ESTOPPEL CERTIFICATE AND AGREEMENT OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT ("Agreement") is made by and among ______________________, a(n) _______________________________ ("Lessee"),
Uni-Invest (U.S.A.) Partnership, L.P., a Delaware limited partnership ("Lessor") and KEYBANK NATIONAL ASSOCIATION, a national banking association ("KeyBank"), as a Bank and Administrative Agent for the Banks under the Credit Agreement (as hereinafter defined). All capitalized terms used herein that are not defined herein shall have the meaning ascribed to such terms in the Credit Agreement unless the context requires otherwise.

                              W I T N E S S E T H:

         WHEREAS, KeyBank, in its capacity as a Bank and in its capacity as the Administrative Agent for the Banks and Lessor, as Borrower ("Borrower") entered into that certain Credit Agreement (Secured Acquisition Loan and Revolving Line of Credit) dated as of May ___, 2000 (as the same may from time to time be amended, modified, restated, extended or substituted, the "Credit Agreement");

         WHEREAS, the Credit Agreement obligates the Banks to make Loans to Borrower in principal amounts not to exceed Ten Million and 00/100 Dollars ($10,000,000.00) in the aggregate, such Loans being evidenced by the Notes from the Borrower, dated of even date herewith, (collectively, as the same may from time to time be renewed, amended, modified, restated, supplemented, extended or substituted, the "Notes");

         WHEREAS, the Notes are secured by, among other things, a Mortgage [Deed of Trust], Security Agreement and Fixture Filing dated _______________, recorded with the ______________ County, _____________ Recorder's Office (the "Recording Office") as Document No. ________________ (the "Mortgage") and an Assignment of Leases, Rents and Security Deposits dated _______________, recorded at the Recording Office as Document No. ________________ (the "Assignment") each granted by Lessor, in favor of KeyBank, as Administrative Agent for the Banks;

         WHEREAS, Lessee has entered into that certain Lease with Lessor dated as of ________________, ________, a copy of which is attached hereto, (as the same may hereafter be amended or supplemented with the Bank's consent, the "Lease"), pursuant to which Lessor did lease, let, and demise the real property or portion of real property described on Exhibit A attached hereto and made a part hereof all as more particularly described in the Lease (the "Premises");

         WHEREAS, Lessee acknowledges and agrees to the Assignment, and more particularly, the covenants and agreements of Lessor set forth therein; and

         WHEREAS, the parties hereto desire to establish additional rights of quiet and peaceful possession for the benefit of Lessee, and further to define the covenants, terms, and conditions precedent to such additional rights.

         NOW, THEREFORE, in consideration of the covenants, terms, conditions, agreements, and demises herein contained, and in consideration of other good and valuable consideration, each to the other, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree, covenant, and warrant as follows:

         1. Subordination of Lease. The Lease is and shall be subject and subordinate to the Mortgage and the Assignment, and to all renewals, modifications, consolidations, replacements, and extensions of either.

         2. Non-Disturbance of Lessee. Subject to the observance and performance by Lessee of all of the covenants, terms and conditions of the Lease, KeyBank hereby covenants that in the event KeyBank obtains title to the Premises, either by foreclosure or by deed in lieu of foreclosure, and thereafter obtains the right of possession of the Premises, that the Lease will continue in full force and effect, and KeyBank shall recognize the Lease and the Lessee's rights thereunder.

         3. Attornment. Lessee shall attorn to (a) KeyBank when in possession of the Premises; (b) a receiver appointed in an action or proceeding to foreclose the Mortgage; or (c) to any party acquiring title to the Premises, and shall execute and deliver upon request an appropriate agreement of attornment thereunder. Lessee waives all joinder and/or service of any and all foreclosure actions by KeyBank under the Notes and Mortgage and of any actions of law by KeyBank to gain possession of the Premises. It shall not be necessary, except as required by law, for KeyBank to name Lessee as a party to enforce its rights under the Notes or Mortgage, or any other Loan Document collateralizing the Loans, or to prosecute any action at law to gain possession of the Premises, and, unless required by law, KeyBank agrees not to name Lessee in any such proceeding.

         4. No Merger of Estates. In the event Lessee acquires any title or interest in the Premises subject to the Lease, there shall be no merger of the estates of the Lessor and Lessee, and the Lease and Lessee's obligations thereunder shall continue in full force and effect.

         5. Notice of Defaults/Termination; Right of Lessee to Cure. Lessee agrees to give KeyBank by registered or certified mail, return receipt requested as provided in Section 8 hereof, (a) a copy of any notice of default served upon Lessor, (b) notice of any acts or matters on which Lessee may claim or predicate a default by Lessor under the Lease or (c) notice of any termination or proposed termination of the Lease. In the case of any notice of default, such notice of default shall specify the nature and extent of all defaults then existing. No notice of the matters described in this Section 5 given by Lessee to the Lessor shall be legally effective unless a copy of such notice shall have been given by Lessee as required in the preceding sentence to KeyBank. Lessee further agrees that if Lessor shall have failed to cure any default within the time period provided for in the Lease, then KeyBank shall have the right, but not the obligation, to perform any term, covenant, condition or agreement and to cure such default as set forth in the Lease (and Lessee shall accept such performance by KeyBank with the same force and effect as if performed by Lessor), within (x) in the case of a monetary default, the five (5)-day period following the expiration of Lessor's grace period applicable to the default as provided in the Lease, or (y) in the case of a non-monetary default, the thirty (30)-day period following the expiration of the Lessor's grace period applicable to such default as provided in the Lease, provided, however, if such default cannot be cured within such thirty (30)-day period then KeyBank shall have such additional time as may be necessary if, within such thirty (30)-day period, KeyBank has commenced and are diligently pursuing the remedies necessary to cure such default, in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

         6. Modification of Lease. Lessee hereby covenants and agrees that Lessee shall not, without the express written consent of KeyBank in its sole discretion, (a) amend, modify or waive the provisions of the Lease, in any material respect, or (b) reduce the rents under, or shorten the term of, the Lease.

         7. Certifications of Lessee. Lessee hereby certifies and represents to
KeyBank:


                  (a) that the Lease attached to this Agreement has not been modified, changed, altered or amended in any respect and is the only and entire lease or agreement between the Lessee and the Lessor affecting the Premises; and that the Lease is valid and in full force and effect;

                  (b) that the Lessee is in possession of the Premises leased under the Lease; that all improvements required to be constructed by Lessor under the Lease are complete and have been accepted by Lessee;

                  (c) that the commencement date of the Lease was ______________________, _____ and the expiration date is

         ---------------------, ---;

                  (d) that neither Lessee nor Lessor is currently in default under the Lease, nor has any event occurred that will constitute a default after notice and/or the lapse of any applicable grace period, and that Lessee has no charge, lien or claim of offset under the Lease or otherwise against rents or other charges due or to become due thereunder;

                  (e) that the current rent due under the Lease is ______________ and date of last payment ________________________ was
         _____________________; and that no rent has been paid more than thirty
         (30) days in advance;

                  (f) that Lessee has made no agreements with Lessor its agents or employees concerning free rent, partial, rent, rebate or rental payments or any other type of rental concession other than as set forth in the Lease; that Lessee's interest in the Lease has not been assigned and the Premises have not been sublet; and

                  (g) that there is no action, suit or proceeding pending against Lessee which questions the validity of the Lease or which would adversely affect Lessee's ability to perform its obligations under the Lease; and that no actions, whether voluntary or otherwise, are pending against Lessee under the bankruptcy laws of the United States or any state thereof.

         8. Notices. Any notices hereunder shall be effective upon mailing by certified mail, return receipt requested, addressed as follows:

                  To KeyBank:                                     With a copy to:

                  KeyBank National Association                    Linda A. Striefsky, Esq.
                  127 Public Square                               Thompson Hine & Flory LLP
                  Cleveland, OH  44114                            3900 Key Center, 127 Public Square
                  Attention: Peter Kurz                           Cleveland, OH  44114
                  Phone:  (216) 689-0340                          Phone:  (216) 566-5733
                  Facsimile:  (216) 689-3566                      Facsimile:  (216) 566-5800

                  To Lessee:                                      With a copy to:




                  Attention: _____________________                Attention:__________________________
                  Phone:__________________________                Phone:  (   )_______________________
                  Facsimile:  (   ) ______________                Facsimile:  (   )___________________

                  To Lessor:                                      With a copy to:

                  Uni-Invest (U.S.A.) Partnership, L.P.           Uni-Invest (U.S.A.), Ltd.
                  44 South Bayles Avenue                          44 South Bayles Avenue
                  Port Washington, NY  11050                      Port Washington, NY  11050
                  Attention:  Mr. Leo S. Ullman                   Attention:  Stuart Widowski, Esq.
                  Phone:  (516) 767-6492                          Phone:  (516) 767-6492
                  Facsimile:  (516) 767-6497                      Facsimile:  (516) 767-6497

or as to each party, to such other address as the party may designate by a notice given in accordance with the requirements contained in this Section 8.

         9. Miscellaneous. (a) This Agreement contains the entire agreement between the parties hereto. No variations, modifications or changes herein or hereof shall be binding upon any party hereto unless set forth in a document duly executed by or on behalf of such party.

         (b) This instrument may be executed in multiple counterparts, all of which shall be deemed originals and with the same effect as if all parties hereto had signed the same document. All of such counterparts shall be construed together and shall constitute one instrument, but in making proof, it shall only be necessary to produce one such counterpart.

         (c) Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders. The words, "KeyBank", "Banks", "Lessor" and "Lessee" shall include their successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed, sealed and delivered in their respective names and in their behalf; and, if a corporation or other entity, by its officers or other parties duly authorized, as of the date stated above.



                                                          LESSEE:


Witnessed by (as to both signatures):                     [INSERT LESSEE'S NAME]


                                                          By:________________________________
Print                                                         Name:__________________________
Name:___________________________                              Title:_________________________



                                                          By:_______________________________
Print                                                         Name:_________________________
Name:__________________________                               Title:________________________



                                                          LESSOR:


Witnessed by (as to both signatures): UNI-INVEST (U.S.A.) PARTNERSHIP L.P., a
                                                          Delaware limited partnership

                                                          By:  Uni-Invest (U.S.A.), Ltd., a Maryland
                                                               corporation, its general partner

                                                           By:_____________________________________
Print                                                         Name:________________________________
Name: _________________________                               Title:_______________________________






                                                           By:____________________________
Print                                                         Name:_______________________
Name:__________________________                               Title:______________________


                                                          KEYBANK:

Witnessed by:                                             KEYBANK NATIONAL ASSOCIATION


                                                          By:____________________________
Print                                                          Name:_____________________
Name:_________________________                                 Title:____________________



Print
Name:_________________________

STATE OF                                )
                                        )   SS.
COUNTY OF                               )

         BEFORE ME, a Notary Public in and for said County and State, personally appeared ___________________________, its ____________________________ and
____________________________, its ____________________________ of [insert
Lessee's Name], a(n) _________________________________________________ , the
________________________________ which executed the foregoing instrument, who acknowledged that they did sign said instrument as such officers of said corporation for and on behalf of said corporation and that the same is their own free act and deed individually, as such officers of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal at ____________________, ___________, this _____ day of
________________, 2000.


(SEAL)                                     -------------------------
                                               Notary Public

My commission expires:

STATE OF                                )
                                        )   SS.
COUNTY OF                               )

         BEFORE ME, a Notary Public in and for said County and State, personally appeared ___________________________, the ____________________________ and
____________________________, the ____________________________ of Uni-Invest
(U.S.A.), Ltd., a Maryland corporation, the general partner of Uni-Invest (U.S.A.) Partnership, L.P., a Delaware limited partnership who acknowledged that they did sign the within instrument on behalf of said corporation and limited partnership.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal at ____________________, ___________, this _____ day of
________________, 2000.


(SEAL)                                           -----------------------
                                                     Notary Public

My commission expires:

STATE OF                                )
                                        )   SS.
COUNTY OF CUYAHOGA                      )

         BEFORE ME, a Notary Public in and for said County and State, personally appeared ___________________________, the ____________________________ of
KeyBank National Association, a national banking association, the bank which executed the foregoing instrument, who acknowledged that he/she did sign said instrument as such officer of said bank for and on behalf of said bank and that the same is his/her own free act and deed individually, as such officer of said bank, and the free act and deed of said bank.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal at Cleveland, Ohio, this _____ day of ________________, 2000.


(SEAL)                                         ------------------------------
                                                      Notary Public

My commission expires:






This instrument prepared by:

Linda A. Striefsky, Esq.
Thompson Hine & Flory LLP
3900 Key Center
127 Public Square
Cleveland, OH  44114

                                 Schedule 4.6(c)

                        List of Borrower's Benefit Plans


None

                                  Schedule 4.21

               List of Borrower's Collective Bargaining Agreement/
                              Multi-Employer Plans


None

                                  Schedule 4.24

                                      Names


Party                 Jurisdiction           Names as Registered in Jurisdiction

None

                                  Schedule 4.28

                         Ownership Interests of Borrower


None

                                  Schedule 4.29

               Direct and Indirect Ownership Interests in Borrower

Cedar Bay Company owns 1,703,300 limited partnership units in Borrower. The balance of the units are owned by Uni-Invest (U.S.A.), Ltd. There are 2,645,411 limited partnership units outstanding as of May 9, 2000.

                                 Schedule 5.6(c)

                          List of REIT's Benefit Plans


None

                                  Schedule 5.7

                                      Taxes


         Under prior management, the REIT or its Consolidated Subsidiaries did not make the tax filings listed below:

Party             Jurisdiction             Type of Filing             Tax Period

REIT              Utah                     State Tax Return           1984-1997

REIT              Florida                  State Tax Return           1984-1997

REIT              Kentucky                 State Tax Return           1984-1997

REIT              Illinois                 State Tax Return           1984-1997

                                  Schedule 5.19

                List of REIT's Collective Bargaining Agreements/
                              Multi-Employer Plans


None

                                  Schedule 5.22

                                   REIT Names

Party                      Jurisdiction              Names as Registered in Jurisdiction

Uni-Invest (U.S.A.) Ltd.   Utah                      Uni-Invest (U.S.A.), Ltd., Corp.

Uni-Invest (U.S.A.) Ltd.   Florida                   Uni-Invest (U.S.A.), Ltd., Corp.



[List each Consolidated Subsidiary]

                                  Schedule 5.24

                           Ownership Interests of REIT

General Partnership interests in Uni-Invest (U.S.A.) Partnership L.P.

                                  Schedule 5.25

                 Direct and Indirect Ownership Interests in REIT

                  Owning Entity                      Shares of Common Stock

                  Cedar Bay Company                            189,737
                  Uni-Invest Holdings (U.S.A.) B.V.            150,000
                  Thomas Moekops                                50,000
                  Harry van de Moesdijk                         50,000
                  Rudolf Dick Bakhuizen                         50,000
                  Martin P. Egli                                25,000
                  Marcus Wintsch                                25,000
                  Dirk van Riemsdijk                            25,000
                  Jan Willem van Lanschot                       25,000

         Attached hereto is a copy of all the shareholders as of January 10, 2000.

         [NOTE: AS A RESULT OF NEW SHARES TO BE ISSUED PURSUANT TO THE HOMBURG SUBSCRIPTION AGREEMENT, 1,666,667 ADDITIONAL SHARES WILL BE ISSUED ON OR ABOUT MAY 10, 2000.]